EXHIBIT 99.1

KIDZ AI INC. Amends $500 Million Secured Convertible Financing Facility to Accelerate AI Infrastructure, Data Center, and Robotics Strategy

Facility broadens capital allocation for acquisitions, investments, and partnerships across high-growth global technology sectors.

NEW YORK CITY, NY / ACCESS Newswire / May 29, 2026 / KIDZ AI Inc. (NASDAQ: KIDZ; KIDZW) (“KIDZ AI” or the “Company”), formerly known as Classover Holdings, Inc., a provider of K-12 AI education and emerging AI infrastructure solutions, today announced the amendment of its previously announced convertible secured financing facility of up to $500 million, broadening permitted use of proceeds to support acquisitions, strategic investments, partnerships, and infrastructure initiatives across Artificial Intelligence (“AI”), data centers, robotics, and related high-growth technology sectors. Simultaneously with the amendment, the Company sold an additional $600,000 of notes pursuant to the facility.

The amendment further aligns the Company’s capital strategy with its ongoing transformation into an AI-native technology and infrastructure platform. Through this amended facility, KIDZ AI intends to accelerate strategic expansion across multiple emerging technology verticals, including AI infrastructure, GPU cloud computing, intelligent robotics, and AI-powered educational technologies.

The amended facility permits a broader range of capital deployment activities, including acquisitions, strategic investments, joint ventures, working capital support, infrastructure development, and international expansion initiatives.

Management believes the convergence of AI, automation, high-performance computing, and robotics is reshaping the foundation of the global industry, and that strategic positioning across these sectors may create meaningful long-term opportunities for growth and shareholder value creation.

Artificial Intelligence & AI Infrastructure

KIDZ AI intends to pursue acquisitions, strategic investments, and partnerships within the AI ecosystem, with its primary focus areas including AI infrastructure platforms, AI-enabled enterprise technologies, AI cloud services, and firms providing specialized AI operational solutions.

The Company is currently evaluating multiple opportunities involving core AI applications and adjacent technological innovations. As part of this broader strategy, KIDZ AI aims to establish a NeoCloud and GPU-as-a-Service (“GPUaaS”) infrastructure platform, with core activities centered on the leasing, management, optimization, and deployment of GPU compute clusters and server systems supporting AI training, inference, and large-scale data processing workloads.

The Company believes AI is entering a new phase of global commercialization driven by enterprise adoption, cloud expansion, intelligent automation, and rapidly increasing demand for compute capacity. Management further believes data centers, energy infrastructure, and scalable compute resources will serve as foundational layers supporting the next generation of global AI deployment.

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Embodied Intelligence

KIDZ AI intends to pursue investment and partnership opportunities across robotics, industrial automation, and Physical AI (Embodied Intelligence). As a company rooted in education, the Company views the physical extension of AI into intelligent machines and interactive systems as a natural evolution of its long-term strategic vision.

The Company plans to focus particularly on educational robotics, companion robotics, and AI-powered interactive systems designed for K-12 students and families, including intelligent systems supporting learning, engagement, development, and personalized interaction.

Management believes robotics represents a major long-term convergence point between AI software, edge computing, automation, and real-world deployment. Advances in embedded AI technologies, combined with increasing demand for personalized educational and companion experiences, are accelerating adoption of intelligent robotics across early education, K-12, consumer, and enterprise environments.

KIDZ AI also intends to leverage its evolving GPU compute infrastructure to support robotics AI training, simulation, data processing, and systems optimization, helping establish a shared infrastructure foundation connecting the Company’s AI, robotics, and education initiatives.

AI Agents & Intelligent Tutoring Systems

KIDZ AI intends to pursue investments and strategic partnerships in AI agents and intelligent tutoring systems, with a primary focus on applications supporting K-12 students, educators, administrators, and families.

The Company aims to work alongside partners across the educational technology ecosystem to integrate agentic AI capabilities into educational workflows, enabling institutions and families to adopt AI-powered tools more efficiently while reducing operational friction.

Management believes agentic AI represents a meaningful shift in how educational systems operate, with the potential to automate time-consuming administrative and workflow-related tasks while allowing educators to focus more directly on student guidance, personalized feedback, and higher-value instructional engagement.

As demand for personalized AI-driven educational solutions continues to expand globally, KIDZ AI views intelligent tutoring systems and AI agents as a high-conviction long-term strategic opportunity.

Management believes KIDZ AI’s existing position within AI-driven education provides a differentiated foundation for expansion into AI infrastructure, intelligent systems, and robotics. By combining educational distribution channels, AI application layers, and compute infrastructure initiatives, the Company aims to build an integrated ecosystem positioned to participate across multiple layers of the emerging AI economy.

As KIDZ AI continues advancing its broader AI-focused strategic transformation, the Company remains focused on strengthening its financial foundation, improving operational efficiency, and expanding long-term strategic capabilities.

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About KIDZ AI

KIDZ AI Inc. (NASDAQ:KIDZ; KIDZW) , formerly known as Classover Holdings, Inc., is an AI-driven education technology company transforming live teaching experience into proprietary AI-powered learning systems. By integrating artificial intelligence, AI agents, and robotics, KIDZ AI is building global education infrastructure designed to make learning outcomes measurable, verifiable, and accessible across borders. The Company is strategically expanding into AI compute infrastructure, GPU cloud platforms, and data center ecosystems.

Forward-Looking Statement

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on KIDZ AI’s current beliefs, expectations and assumptions regarding the future of KIDZ AI’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of KIDZ AI’s control including, but not limited to: KIDZ AI’s ability to execute its business model, including obtaining market acceptance of its products and services; KIDZ AI’s financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder; KIDZ AI’s ability to maintain the listing of its securities on Nasdaq; changes in KIDZ AI’s strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects and plans; KIDZ AI’s ability to attract and retain a large number of customers; KIDZ AI’s future capital requirements and sources and uses of cash; KIDZ AI’s ability to attract and retain key personnel; KIDZ AI’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; changes in applicable laws or regulations; the possibility that KIDZ AI may be adversely affected by other economic, business, and/or competitive factors; the risk that the price of SOL, which has historically been subject to dramatic price fluctuations and is highly volatile, could fall substantially negatively impacting KIDZ AI’s financial condition and results of operations; regulatory changes related to crypto assets; and fluctuations in the price of crypto assets. These risks and uncertainties also include those risks and uncertainties indicated in KIDZ AI’s filings with the SEC. KIDZ AI’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by KIDZ AI in this press release is based only on information currently available to KIDZ AI and speaks only as of the date on which it is made. KIDZ AI undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

KIDZ AI Inc.

ir@classover.com

800-345-9588

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